Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:	Investors:	Media:
	Mark Harnett or Laurie Connell	John Patteson
	MacKenzie Partners	Kekst and Company
	(212) 929-5500	(212) 521-4800
PENWEST PROVIDES UPDATE ON RECENT BUSINESS PROGRESS AND CORPORATE
GOVERNANCE DEVELOPMENTS
Company Successfully Executing Focused Business Plan; Delivering Profitability and Gains in
Shareholder Value
Anticipates Proxy Contest in Connection with June 22 Annual Meeting
PATTERSON, NY, April 23, 2010 — Penwest Pharmaceuticals Co. (Nasdaq: PPCO) today sent a letter to its shareholders to provide an update on the Company’s recent progress and on corporate governance developments. The full text of the letter from Paul E. Freiman, Chairman, and Jennifer L. Good, President and Chief Executive Officer, follows:
April 23, 2010
Dear Fellow Penwest Shareholder:
We are writing to provide you with an update on the recent progress at Penwest, and to let you know about an anticipated proxy contest at this year’s annual meeting of shareholders.
You may recall that at the beginning of 2009, the Company was at a turning point. Facing a difficult economic environment, limited cash resources and key decisions to be made in our businesses, we adopted a business plan for 2009 with narrowed priorities and a set of clearly defined and measurable goals. We believed that this plan would build shareholder value in the short-term and prepare the Company for long-term profitable growth.
We have spent this past year doing exactly what we said we would: creating value for Penwest shareholders. We have been successfully executing our focused business plan, delivering profitability and bolstering the Company’s financial strength. This progress has been recognized by the markets as our stock price has risen from $1.57 per share on December 31, 2008, to $3.70 per share on April 21, 2010. In addition, as a result of our disciplined execution, we have put ourselves in a position to return cash to shareholders through a special dividend, which we intend to declare in the fourth quarter of 2010.
The substantial progress we have made in each of the primary areas of our business includes the following achievements:
•	Posting three consecutive quarters of profitability beginning in the third quarter of 2009 and including the first quarter of 2010, the results of which we expect to announce soon. We are now entitled to receive our full royalty under our collaboration with Endo

Pharmaceuticals and have provided guidance for 2010 that we expect full-year profitability.

•	Continuing to maximize the value of Opana ER through collaborations for developing, marketing and selling the product outside the U.S. To this end, we signed a licensing agreement with Valeant Pharmaceuticals for Canada, Australia and New Zealand, and are actively supporting Endo’s efforts to license Opana ER in other territories outside the U.S.

•	Aggressively protecting the Opana ER franchise in the U.S. We recently announced a settlement of the Opana ER patent litigation with Barr Laboratories, Inc., which followed a previously announced settlement with Actavis South Atlantic LLC. Under the terms of the recent settlement with Barr, Penwest and Endo agreed to grant Barr a license to sell a generic version of Opana ER on or after September 15, 2012, or earlier under certain circumstances. We and Endo are continuing the Opana ER patent litigation against other generic manufacturers that we believe have infringed upon our patents and are also prosecuting multiple additional patent applications that are not the subject of either the current litigation or the settlement agreements.

•	Successfully completing our Phase Ib clinical trial of A0001 and advancing the compound into two separate Phase IIa trials. In the Phase Ib trial, the drug was well tolerated by subjects and no serious adverse events were reported. In addition, we observed a dose-dependent increase in exposure following repeat dosing and were able to establish a maximum tolerated dose. Based on these results, we designed and commenced two Phase IIa trials in two rare orphan disorders that currently have no approved treatments. One is in patients with Friedreich’s Ataxia, and the other is in patients with A3243G mitochondrial DNA point mutation and impaired mitochondrial function (MELAS). The goal of these trials is to demonstrate proof of concept regarding biological activity of the drug. These two trials are currently ongoing, with results expected in the third quarter of 2010. We also selected an additional compound — a new chemical entity — from Edison. We plan to decide the next steps for this compound based on the Phase IIa data from A0001.

•	Growing our drug delivery business based on the technology we used successfully with Opana ER. We achieved a success-based development milestone — and the accompanying payment — under our first collaboration agreement with Otsuka Pharmaceutical, entered into our third and fourth research and development agreements with Otsuka and, most recently, reached a multi-drug generics agreement with Alvogen, Inc. This new partnership allows us to leverage our drug delivery technology for the formulation of generic drugs, an important segment of the market for extended release technology.
We were able to accomplish all of this while, at the same time, right-sizing the organization consistent with our current priorities and significantly reducing our operating expenses in 2009 by approximately 34% compared to 2008, and by 42% compared to 2007.
The market has, in turn, reflected these achievements as the value of your shares in Penwest has appreciated approximately 136% since the beginning of 2009, when we announced our focused business plan.

We’re not stopping there. Our 2009 plan was intended to deliver shareholder value in the short term and prepare for long-term growth. And that’s what it has done. To build on our successes and deliver further growth, we recently announced Penwest’s business goals for 2010, and we are already hard at work to achieve them. Those objectives include:
•	Working closely with Endo to maximize the value of Opana ER by seeking additional licensing agreements for Opana ER outside the U.S. and aggressively enforcing our U.S. patents and continuing to prosecute additional patent applications.

•	Sharing the benefits of our Endo collaboration with Penwest shareholders, which we intend to do through the declaration of a special cash dividend payable in the fourth quarter of 2010.

•	Completing both Phase IIa trials of A0001, thoroughly analyzing the data and making a “go/no-go” decision on this compound by the third quarter of 2010.

•	Exploring potential licensing opportunities for A0001 in anticipation of the completion of the Phase IIa trials.

•	Growing the Company’s drug delivery business both by completing formulation work on compounds under development and by signing additional deals.
We plan to continue to aggressively manage our expenses to ensure that Penwest’s costs are appropriate given our priorities. As a small company, we also believe that it is in our shareholders’ best interests to forge a number of strategic relationships and business partnerships to continue to build value for our shareholders. Our expanding relationships — such as those with Valeant, Otsuka and Alvogen, among others — and strong, disciplined execution are contributing to our recent success.
Our 2009 successes were realized in a year when we became embroiled in a costly, burdensome proxy contest in which dissident shareholders attacked our business plan, stressed the urgent need for Penwest to immediately wind down the Company’s operations and sued us unsuccessfully in three different lawsuits. Nevertheless, we remained focused on execution of our plan for the short- and long-term.
Given our current momentum, it is unfortunate that these same people, Kevin Tang and Joe Edelman, have indicated their intent to conduct another proxy contest in an effort to take full control of the Company. They do this despite our working cooperatively with them since their election to the Board last year, respectfully considering their viewpoints, demonstrating the success of our strategy, further reducing costs and announcing our intention to declare a dividend, as well as our repeated efforts to agree upon a compromise slate of directors with them to avoid a proxy contest.
In their quest to take control of the Company without paying a premium to Penwest shareholders, Messrs. Tang and Edelman, who together own 41% of the Company, disregard the significant disruption to the Company and its business that a proxy contest would cause. Pursuing this path will force Penwest to once again incur significant costs and expend other resources, jeopardize current business partnerships and our ability to enter into new relationships, and risk the cohesiveness and morale of our employees and management team that we need to continue to execute our business plan.
This is particularly troubling since, had we immediately wound down our operations last summer as they proposed at that time, Penwest shareholders would not have realized the value they have in their shares today, nor would shareholders be able to participate in the potential upside evidenced in our current initiatives.
Our slate of directors for the upcoming annual meeting includes Paul E. Freiman, Chairman of the Board, Jennifer L. Good, President and CEO of Penwest, and Christophe Bianchi, M.D., Executive Vice President and Head of Commercial Operations at Millennium: The Takeda Oncology Company, each of whom is an experienced, highly qualified director. Electing the slate proposed by Messrs. Tang and Edelman rather than these key individuals will reward their disregard for the interests of all shareholders of Penwest.
Penwest’s management team is successfully delivering on the Company’s focused business plan. There are important decisions to be made and actions to be taken in a business in which disciplined execution is critical. This is not the time to turn over control of Penwest, change the team or interrupt the Company’s momentum.
We are confident in Penwest’s future and are energized by the progress the Company is making. We have greatly appreciated your support, and we ask that you continue to do so as we pursue the right path for Penwest to build value for all of Penwest’s shareholders.
If you have any questions, please don’t hesitate to contact either of us at (845) 878-8400 or 877-736-9378.
Sincerely,

Paul E. Freiman	Jennifer L. Good
Chairman	President and Chief Executive Officer
About Penwest Pharmaceuticals
Penwest is a drug development company focused on identifying and developing products that address unmet medical needs, primarily for rare disorders of the nervous system. Penwest is currently developing A0001, or a-tocopherolquinone, a coenzyme Q10 analog demonstrated to improve mitochondrial function in-vitro. Penwest is also applying its drug delivery technologies and drug formulation expertise to the formulation of our collaborators’ product candidates under licensing collaborations.
Penwest Forward-Looking Statement
The matters discussed herein contain forward-looking statements that involve risks and uncertainties, which may cause the actual results in future periods to be materially different from any future performance suggested herein. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” and similar expressions are intended to identify forward-looking statements. Important factors that could cause results to differ materially include: risks relating to the commercial success of Opana ER, including our reliance on Endo Pharmaceuticals Inc. for the commercial success of Opana ER and risks of generic competition; the need for capital; regulatory risks relating to drugs in development, including the timing and outcome of regulatory submissions and regulatory actions; uncertainty of success of collaborations; the timing of clinical trials; whether the results of clinical trials will warrant further clinical trials, warrant submission of an application for regulatory approval of, or warrant the regulatory approval of, the product that is the subject of the trial; whether the patents and patent applications owned by us will protect the Company’s products and technology; risks related to the costs to the Company and the potential disruption of the Company’s operations that could result from the proxy fight being threatened against the Company; actual and potential competition; and other risks as set forth under the caption Risk Factors in Penwest’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010 , which risk factors are incorporated herein by reference.
The forward-looking statements contained in this press release speak only as of the date of the statements made. Penwest disclaims any intention or obligation to update any forward-looking statements.
TIMERx is a registered trademark of Penwest. All other trademarks referenced herein are the property of their respective owners.
INFORMATION CONCERNING PARTICIPANTS
Information required to be disclosed with regard to the Company’s directors, director nominees, officers and employees who, under the rules of the Securities and Exchange Commission (the “SEC”), are considered to be “participants” in the Company’s solicitation of proxies from its shareholders in connection with its 2010 Annual Meeting of Shareholders (the “Annual Meeting”) may be found in the Company’s Proxy Statement for its 2009 Annual Meeting of Shareholders, as filed with the SEC on May 7, 2009 (the “2009 Proxy Statement”).
Participant Transactions in the Company’s Securities. The information in the 2009 Proxy Statement is supplemented with the information presented in the table below, which sets forth all transactions that may be deemed purchases and sales of shares of the Company’s common stock by the individuals who are considered “participants” between April 1, 2008 and April 1, 2010.

		Number of	Transaction
Name	Date	Shares	Type

Christophe M. Bianchi, M.D., Director	1/04/2010	6,000	(1)
	1/02/2008	6,000	(1)

		Number of	Transaction
Name	Date	Shares	Type

Peter F. Drake, Ph.D., Director	4/01/2010	2,240	(1)
	2/19/2010	100	(1)
	1/04/2010	6,000	(1)
	1/04/2010	2,662	(1)
	10/02/2009	3,286	(1)
	7/01/2009	2,536	(1)
	4/13/2009	12,000	(1)
	4/01/2009	4,000	(1)
	1/02/2009	10,192	(1)
	11/12/2008	1,705	(1)
	10/01/2008	3,955	(1)
	9/09/2008	346	(1)
	7/01/2008	2,789	(1)
	6/11/2008	328	(1)
	4/24/2008	502	(1)
	4/01/2008	2,564	(1)
Paul E. Freiman, Director	9/03/2009	(3,466)	(3)
	1/02/2009	6,000	(1)
	11/12/2008	1,705	(1)
	10/01/2008	424	(1)
	9/09/2008	519	(1)
	7/01/2008	299	(1)
	6/11/2008	492	(1)
	6/10/2008	5,000	(3)
	5/12/2008	4,000	(3)
	4/24/2008	502	(1)
	4/01/2008	275	(1)

		Number of	Transaction
Name	Date	Shares	Type

Jennifer L. Good, Director and Executive Officer	11/11/2009	7,500	(1) & (2)
	11/11/2009	15,007	(4)
David P. Meeker, Director	4/01/2010	2,746	(1)
	1/04/2010	6,000	(1)
	1/04/2010	3,612	(1)
Anne M. VanLent, Director	1/04/2010	6,000	(1)
	11/06/2008	(6,900)	(3)
Anand R. Baichwal, Executive Officer	—	—	—
Amale Hawi, Executive Officer	—	—	—
Thomas R. Sciascia, Executive Officer	—	—	—

(1)	Shares acquired from the company in lieu of cash compensation payable in connection with such person’s service as a director of the company.

(2)	Shares acquired upon option exercise.

(3)	Shares disposed of in open market sale.

(4)	Shares acquired under a 401(k) plan.
The following table sets forth purchases and sales of the company’s common stock by Tang Capital Partner, LP and its affiliates for the period set forth above. Mr. Tang, a director, is the Managing Director of Tang Capital Management LLC, which is the general partner of Tang Capital Partners, LP. The information in the table has been compiled from related disclosure by Mr. Tang in that certain definitive proxy statement filed by Tang Capital and Perceptive with the SEC on May 8, 2009. Mr. Tang’s business address is c/o Tang Capital Management, LLC, 4401 Eastgate Mall, San Diego, CA 92121.

Entity	Transaction	Security	Trade Date	Shares

Tang Capital Partners, LP	Purchase	Common Stock	5/15/2008	49,100
Tang Capital Partners, LP	Purchase	Common Stock	5/16/2008	85,400
Tang Capital Partners, LP	Purchase	Common Stock	5/19/2008	85,846
Tang Capital Partners, LP	Purchase	Common Stock	5/20/2008	76,143
Tang Capital Partners, LP	Sale	Common Stock	5/23/2008	(21,760)
Tang Capital Partners, LP	Sale	Common Stock	5/27/2008	(3,960)

Entity	Transaction	Security	Trade Date	Shares

Tang Capital Partners, LP	Sale	Common Stock	5/28/2008	(20,000)
Tang Capital Partners, LP	Sale	Common Stock	5/29/2008	(24,280)
Tang Capital Partners, LP	Sale	Common Stock	6/3/2008	(20,000)
Tang Capital Partners, LP	Sale	Common Stock	6/10/2008	(20,800)
Tang Capital Partners, LP	Sale	Common Stock	6/11/2008	(58,898)
Tang Capital Partners, LP	Sale	Common Stock	6/12/2008	(14,487)
Tang Capital Partners, LP	Purchase	Common Stock	6/18/2008	87,511
Tang Capital Partners, LP	Purchase	Common Stock	6/19/2008	16,000
Tang Capital Partners, LP	Sale	Common Stock	6/27/2008	(5,000)
Tang Capital Partners, LP	Purchase	Common Stock	6/30/2008	11,062
Tang Capital Partners, LP	Purchase	Common Stock	7/1/2008	38,938
Tang Capital Partners, LP	Sale	Common Stock	7/7/2008	(45,000)
Tang Capital Partners, LP	Sale	Common Stock	7/9/2008	(300)
Tang Capital Partners, LP	Sale	Common Stock	7/17/2008	(40,500)
Tang Capital Partners, LP	Sale	Common Stock	7/18/2008	(75,015)
Tang Capital Partners, LP	Sale	Common Stock	8/1/2008	(75,000)
Tang Capital Partners, LP	Sale	Common Stock	8/5/2008	(25,000)
Tang Capital Partners, LP	Purchase	Common Stock	9/26/2008	55,361
Tang Capital Partners, LP	Purchase	Common Stock	9/29/2008	34,369
Tang Capital Partners, LP	Purchase	Common Stock	10/6/2008	10,000
Tang Capital Partners, LP	Purchase	Common Stock	10/6/2008	6,477
Tang Capital Partners, LP	Purchase	Common Stock	10/7/2008	115,823
Tang Capital Partners, LP	Purchase	Common Stock	10/8/2008	401,614
Tang Capital Partners, LP	Purchase	Common Stock	10/8/2008	12,453
Tang Capital Partners, LP	Purchase	Common Stock	10/9/2008	16,920
Tang Capital Partners, LP	Purchase	Common Stock	10/10/2008	108,080
Tang Capital Partners, LP	Purchase	Common Stock	10/20/2008	2,122
Tang Capital Partners, LP	Purchase	Common Stock	10/21/2008	7,023

Entity	Transaction	Security	Trade Date	Shares

Tang Capital Partners, LP	Purchase	Common Stock	10/22/2008	35,456
Tang Capital Partners, LP	Purchase	Common Stock	10/27/2008	13,644
Tang Capital Partners, LP	Purchase	Common Stock	10/28/2008	26,755
Tang Capital Partners, LP	Purchase	Common Stock	10/29/2008	14,441
Tang Capital Partners, LP	Purchase	Common Stock	10/30/2008	17,500
Tang Capital Partners, LP	Purchase	Common Stock	10/31/2008	27,424
Tang Capital Partners, LP	Purchase	Common Stock	11/3/2008	10,390
Tang Capital Partners, LP	Purchase	Common Stock	11/4/2008	1,000
Tang Capital Partners, LP	Purchase	Common Stock	11/6/2008	147,200
Tang Capital Partners, LP	Purchase	Common Stock	11/7/2008	230,717
Tang Capital Partners, LP	Purchase	Common Stock	11/10/2008	151,992
Tang Capital Partners, LP	Sale	Common Stock	11/10/2008	(7,672)
Tang Capital Partners, LP	Purchase	Common Stock	11/10/2008	709,000
Tang Capital Partners, LP	Purchase	Common Stock	11/12/2008	179,435
Tang Capital Partners, LP	Purchase	Common Stock	11/14/2008	830,000
Tang Capital Partners, LP	Purchase	Common Stock	11/14/2008	7,672
Tang Family Trust	Purchase	Common Stock	12/31/2008	147,500
Tang Advisors, LLC Profit Sharing Plan	Purchase	Common Stock	12/31/2008	77,500
Chang L. Kong	Purchase	Common Stock	12/31/2008	37,500
Chung W. Kong	Purchase	Common Stock	12/31/2008	36,500
Tang Capital Partners, LP	Purchase	Common Stock	12/31/2008	661,000
Tang Capital Partners, LP	Purchase	Common Stock	1/9/2009	1,015,000
Tang Capital Partners, LP	Purchase	Common Stock	2/17/2009	665,000
Tang Capital Partners, LP	Purchase	Common Stock	2/19/2009	45,000
Tang Capital Partners, LP	Purchase	Common Stock	2/23/2009	24,140
Tang Capital Partners, LP	Purchase	Common Stock	2/24/2009	1,300
Tang Capital Partners, LP	Purchase	Common Stock	2/25/2009	69,200
Tang Capital Partners, LP	Purchase	Common Stock	3/5/2009	85,000

Entity	Transaction	Security	Trade Date	Shares

Tang Capital Partners, LP	Purchase	Common Stock	3/6/2009	101,500
Tang Capital Partners, LP	Purchase	Common Stock	3/6/2009	207,800
Tang Capital Partners, LP	Purchase	Common Stock	3/9/2009	296,362
Tang Capital Partners, LP	Purchase	Common Stock	3/10/2009	35,000
Tang Capital Partners, LP	Purchase	Common Stock	3/11/2009	4,100
Tang Capital Partners, LP	Purchase	Common Stock	3/11/2009	21,000
The following table sets forth purchases and sales of the company’s common stock by Perceptive Life Sciences Master Fund and its affiliates, of which Mr. Edelman, a director, is chief executive officer, for the periods set forth above. The information in the table has been compiled from related disclosure by Mr. Edelman in that certain definitive proxy statement filed by Tang Capital and Perceptive with the SEC on May 8, 2009 and in Forms 4 filed by Perceptive Life Science Master Fund Ltd., Perceptive Advisors LLC and Mr. Edelman on January 6, 2009 and January 12, 2009. Mr. Edelman’s business address is c/o Perceptive Advisors LLC, 499 Park Ave., 25th Floor, New York, NY 10022.

				Shares/Contracts/
				Number of
Entity	Transaction	Security	Trade Date	Warrants

Managed Account	Close Contract	June 2009 $5.00 Put Option	4/11/2008	16
Managed Account	Close Contract	January 2009 $5.00 Put Option	4/11/2008	10
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	5/6/2008	2,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	5/6/2008	25
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	5/14/2008	2,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	5/14/2008	25
Managed Account	Purchase	Common Stock	6/20/2008	3,500
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	6/20/2008	91,500
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	6/20/2008	27,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	6/20/2008	915

				Shares/Contracts/
				Number of
Entity	Transaction	Security	Trade Date	Warrants

Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	6/20/2008	275
Managed Account	Assigned	June 2009 $5.00 Put Option	6/20/2008	35
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	9/26/2008	4,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	9/26/2008	45
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	10/14/2008	300
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	10/14/2008	3
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	10/24/2008	3,000
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	10/24/2008	30
Perceptive Life Sciences Master Fund Ltd.	Transfer	Common Stock	12/24/2008	274,362
Managed Account	Purchase	Common Stock	12/29/2008	2,300
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	12/29/2008	4,700
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	12/29/2008	47
Managed Account	Assigned	January 2009 $5.00 Put Option	12/29/2008	23
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	1/6/2009	25,000
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	1/5/2009	250
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	1/16/2009	23,900
Managed Account	Other*	Common Stock	1/30/2009	(2,300)
Managed Account	Other*	Common Stock	3/6/2009	(274,362)

*	The filings in connection with these transactions indicate that these transactions reflect the termination of the investment discretion of Perceptive Advisors LLC over the managed account. As a result of this termination, neither Perceptive Advisors LLC, nor Mr. Joseph Edelman has voting or dispositive power, or investment discretion over these shares.

Beneficial Ownership of Participants. The amount of the Company’s Common Stock owned by each participant as of January 31, 2010 is set forth in the table below.

Name and Address of Beneficial Owner	Number of Shares

Tang Capital Management, LLC and Related Persons	6,695,598	(1)
4401 Eastgate Mall
San Diego, CA 92121
Perceptive Advisors and Related Persons	6,476,446	(2)
499 Park Avenue, 25th Floor
New York, NY 10022
Directors:
Christophe M. Bianchi, M.D.	44,000	(3)
Peter F. Drake, Ph.D.	97,923
Paul E. Freiman	80,457	(4)
Jennifer L. Good	458,217	(5)
David P. Meeker, M.D.	47,612	(6)
Anne M. VanLent	126,107	(7)
Kevin C. Tang	6,695,598	(1)
Joseph E. Edelman	6,476,446	(2)
Other Named Executive Officers:
Anand R. Baichwal, Ph.D.	187,055	(8)
Amale Hawi, Ph.D.	87,500	(9)
Thomas R. Sciascia, M.D.	349,119	(10)

(1)	The foregoing information is based solely on a Schedule 13D/A filed with the Securities and Exchange Commission on February 5, 2010. Tang Capital Partners, LP reports having shared voting and dispositive power for 6,396,598 shares; Tang Capital Management, LLC reports having shared voting and dispositive power for 6,396,598 shares; and Kevin C. Tang reports having sole voting and dispositive power with respect to 77,500 shares, shared voting power for 6,544,098 shares and shared dispositive power for 6,618,098 shares.

(2)	The foregoing information is based solely on a Schedule 13D/A filed with the Securities and Exchange Commission on February 5, 2010. Perceptive Advisors LLC and Mr. Joseph Edelman report having shared voting power and shared dispositive power for 6,476,446 shares.

(3)	Includes 12,000 shares subject to outstanding stock options held by Dr. Bianchi that are exercisable within 60 days following January 31, 2010.

(4)	Includes 51,202 shares subject to outstanding stock options held by Mr. Freiman that are exercisable within 60 days following January 31, 2010.

(5)	Includes 425,250 shares subject to outstanding stock options held by Ms. Good that are exercisable within 60 days following January 31, 2010.

(6)	Includes 12,000 shares subject to outstanding stock options held by Dr. Meeker that are exercisable within 60 days following January 31, 2010.

(7)	Includes 75,616 shares subject to outstanding stock options held by Ms. VanLent that are exercisable within 60 days following January 31, 2010.

(8)	Includes 164,125 shares subject to outstanding stock options held by Dr. Baichwal that are exercisable within 60 days following January 31, 2010.

(9)	Includes 87,500 shares subject to outstanding stock options held by Dr. Hawi that are exercisable within 60 days following January 31, 2010.

(10)	Includes 308,625 shares subject to outstanding stock options held by Dr. Sciascia that are exercisable within 60 days following January 31, 2010.
ADDITIONAL INFORMATION
The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “2010 Proxy Statement”). Additional information regarding the interests of potential participants in the solicitation of proxies by the Board of Directors of the Company in connection with the Annual Meeting will be included in the 2010 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Security holders may obtain a free copy of the 2010 Proxy Statement and other documents (when available) that the Company files with the SEC at the SEC’s website at www.sec.gov. Security holders may also obtain a free copy of these documents by writing the Company at

Penwest Pharmaceuticals Co., Attention: Corporate Secretary, 2981 Route 22, Suite 2, Patterson, New York 12563, or by telephoning the Company at (845) 878-8400.
We plan to circulate a WHITE proxy card together with our definitive proxy statement. We urge shareholders to vote FOR our slate on the WHITE proxy card and not to sign or return any other colored proxy card to the Company.